UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------


                                    FORM 8-K


              CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest reported event): September 1, 2014

                             EMPIRE GLOBAL CORP.
            (Exact name of registrant as specified in its charter)

   DELAWARE                       0 - 50045                     33-0823179
(State or other           (Commission File Number)            (I.R.S. Employer
jurisdiction of                                         Identification Number)
incorporation or
organization)


            671 Westburne Dr, Concord, Ontario L4K 4Z1, Canada
                  (Address of principal executive offices)

                              (647) 229-0136
                      (Registrant's telephone number)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



EXPLANATORY NOTE

Unless otherwise indicated or the context otherwise requires, all references in this Form 8-K to "we," "us," "our," or "the Company" refer to the Registrant or Empire Global Corp. This report contains summaries of the material terms of the agreements executed in connection with the transactions described herein. The summaries of these agreements are subject to, and qualified in their entirety by, reference to those agreements, all of which are incorporated herein by reference.

SPECIAL NOTE REGARDING FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. To the extent that any statements made in this Current Report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning and expression. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. We intend such statements to be covered by the safe harbor provisions for forward-looking statements created thereby. These statements involve known and unknown risks and uncertainties, such as our plans, objectives, expectations and intentions, and other factors that may cause us, or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by the forward-looking statements.

The forward-looking statements reflect our current view about future events and are subject to risks, uncertainties and assumptions. The reader is cautioned that certain important factors specific to our business and that of our subsidiaries may have affected and could in the future affect our actual results and could cause actual results to differ significantly from those expressed in any forward-looking statement. The forward-looking statements made in this report relate only to events or information as of the date on which the statements are made in this report. Except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events. You should read this report and the documents we refer to in this report and have filed as exhibits to this report completely and with the understanding that our actual future results may be materially different from what we expect.


1.01 Entry into a Material Definitive Agreement

On September 1, 2014, we entered into a Share Purchase Agreement (the "Exchange Agreement") with World Hosts Financiers Limited, a BVI corporation, James Colin Anthony a business person residing in Manila, Philippines and Tony Antoniadis, a business person residing in Athens, Greece collectively the "Sellers" to acquire 1,199 shares or 99.990% of the issued and outstanding stock of Streamlogue Holdings Limited a Maltese Limited Liability Company number C 56752 ("Streamlogue") with its registered office situated at Tower Business
Centre, Suite 5, Level 1, Tower St, Swatar, Malta. Upon completion of the Exchange Agreement, Streamlogue would become a wholly owned subsidiary of Empire Global Corp.

The total consideration payable by the Company in exchange for Streamlogue is EUR 950,000 (None Hundred and Fifty Thousand Euro) comprised of the following:
EUR 600,000 (Six Hundred Thousand Euro) in cash in addition to the equivalent of EUR 350,000 (Three Hundred and Fifty Thousand) payable in common shares of Empire at a price per share to be determined on the Closing Date.

Streamlogue owns two operating subsidiaries licenced by the Lottery and Gaming Authority of Malta ("LGA"): Streamlogue Services Ltd, a Maltese corporation holding LGA licence number LGA/CL4/922/2013, a B2B company which provides a "Live Online Casino" platform to global online gaming operators situated in authorised countries and Streamlogue Operations Ltd, a Maltese corporation holding LGA licence number LGA/CL1/922/2013 a B2C company which operates a Live Online Casino for direct end user patrons that can establish betting accounts directly with the company.

Streamlogue developed and owns its software and intellectual property and products and launched its operations in June 2014. The enterprise features audited, fully equipped live dealer feed casino studios with trained croupiers operating 24/7 as well as State-of-the-Art technology including a proprietary network cluster with fibre optic feed to a dedicated Data Centre and backed up at a major independent data centre in Malta and multiple backup IT redundancies coupled with 2 Power Generators for contingency.

Among some of the advanced assets, the technical design provides impressively rich graphics and makes the system easily scalable and customizable with third party gaming software and incorporates a robust 'back-office' administrative system, game functionality account control system as well as payment management module.

The Closing Date of the Agreement is contemplated on September 30, 2014 or sooner if practicable and if mutually agreed upon in writing by the parties to the Agreement. On the Closing of the Agreement the Company shall file on form 8-K a statement of the Completion of Acquisition or Disposition of Assets.

The Exchange Agreement dated September 1, 2014 is included as Exhibit 2.1 to this current report and constitutes the legal document that governs the terms of the Acquisition from the Sellers contemplated thereby.

Item 7.01. Regulation FD Disclosure

On September 4, 2014, Empire Global Corp. issued a press release announcing that it has entered into a Material Definitive Agreement to acquire Streamlogue Holdings Ltd. and its licenced online gaming subsidiaries based in Malta.

The company's press release announcing the Definitive Agreement is included as
Exhibit 99.1.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibit 2.1 - Share Purchase Agreement
(b) Exhibit 10.1 - Form of Extension of Closing Date
(c) Exhibit 17.1 - Form of Resignation Letter
(d) Exhibit 99.1 - Press Release dated September 4, 2014.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  September 1, 2014.                    EMPIRE GLOBAL CORP.

                                              Per: /s/ Michele Ciavarella
                                              ----------------------------------
                                              Michele Ciavarella, B.Sc.
                                              Chairman of the Board
                                              Chief Executive Officer

EXHIBIT INDEX

Exhibit Number    Description
---------------   -------------------------------------------------------------
2.1               Share Purchase Agreement between Empire Global Corp and
                  World Hosts Financiers Limited, James Colin Anthony and Tony
                  Antoniadis

10.1              Form of Extension of Closing Date

17.1              Form of Resignation Letter

99.1 Press Release dated September 4, 2014 captioned "Empire Global Corp. Enters into Material Definitive Agreement to Acquire Maltese Online Gaming Company"